Exhibit 24

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this second day of August, 1999.

WITNESS:


/s/ Deborah J. Long
Deborah J. Long


/s/ Drayton Nabers, Jr.
Drayton Nabers, Jr.

(Chairman of the Board,
Chief Executive Officer
and Director)

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this second day of August, 1999.

WITNESS:



/s/ Deborah J. Long
Deborah J. Long


/s/ John D. Johns
John D. Johns

(President, Chief Operating Officer
and Director)

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this second day of August, 1999.

WITNESS:


/s/ Deborah J. Long
Deborah J. Long


/s/ Jerry W. DeFoor
Jerry W. DeFoor

(Vice President, Controller
and Chief Accounting Officer)

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this second day of August, 1999.

WITNESS:


/s/ Deborah J. Long
Deborah J. Long


/s/ William J. Cabaniss, Jr.
William J. Cabaniss, Jr.

(Director)

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this second day of August, 1999.

WITNESS:


/s/ Deborah J. Long
Deborah J. Long


/s/ John J. McMahon, Jr.
John J. McMahon, Jr.

(Director)

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this second day of August, 1999.

WITNESS:


/s/ Deborah J. Long
Deborah J. Long


/s/ A. W. Dahlberg
A. W. Dahlberg

(Director)

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this second day of August, 1999.

WITNESS:


/s/ Deborah J. Long
Deborah J. Long


/s/ Ronald L. Kuehn, Jr.
Ronald L. Kuehn, Jr.

(Director)

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this second day of August, 1999.

WITNESS:


/s/ Deborah J. Long
Deborah J. Long


/s/ James S. M. French
James S. M. French

(Director)

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this second day of August, 1999.

WITNESS:


/s/ Deborah J. Long
Deborah J. Long


/s/ Robert A. Yellowlees
Robert A. Yellowlees

(Director)

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this second day of August, 1999.

WITNESS:


/s/ Deborah J. Long
Deborah J. Long


/s/ Elaine L. Chao
Elaine L. Chao

(Director)

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this second day of August, 1999.

WITNESS:


/s/ Deborah J. Long
Deborah J. Long


/s/ Donald M. James
Donald M. James

(Director)

                           PROTECTIVE LIFE CORPORATION
                             2801 Highway 280 South
                            Birmingham, Alabama 35223

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long, Jerry W. DeFoor and Nancy Kane, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities) one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments) relating to the common stock of the Corporation and/or other interests to be offered under the Protective Producer Deferred Compensation Plan and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this second day of August, 1999.

WITNESS:


/s/ Deborah J. Long
Deborah J. Long


/s/ J. Gary Cooper
J. Gary Cooper

(Director)